                                                                     EXHIBIT 1.1

                           CROSS TIMBERS OIL COMPANY
                            (a Delaware corporation)

                                6,000,000 Shares
                                       of
                                  Common Stock

                                TERMS AGREEMENT
                                       TO
                            U.S. PURCHASE AGREEMENT
                            -----------------------

                                                                  April 21, 1998


To:  Cross Timbers Oil Company
     810 Houston Street,
     Suite 2000
     Fort Worth, Texas  76102


Ladies and Gentlemen:

          We understand that Cross Timbers Oil Company, a Delaware corporation (the "Company") and the John T. Lupton Trust (the "Selling Stockholder"), propose to issue and sell 5,762,760 and 237,240 shares, respectively, of the Company's common stock, par value $0.01 per share (the "Common Stock", such securities also being hereinafter referred to as the "Initial U.S. Securities") and, at our option, an additional 900,000 shares of Common Stock to be used solely to cover any overallotments (the "U.S. Option Securities", and together with the Initial U.S. Securities, the "U.S. Securities") pursuant to the U.S. Purchase Agreement, dated April 21, 1998, among the Company, the Selling Stockholder and the U.S. Representatives named herein.

          Subject to the terms and conditions set forth or incorporated by reference herein, we the underwriters named on Schedule A hereto (the "U.S. Underwriters") offer to purchase, severally and not jointly, the 6,000,000 shares of Initial U.S. Securities opposite our names on Schedule A hereto at the purchase price set forth below, and a proportionate share of the 900,000 shares of U.S. Option Securities set forth below, to the extent any are purchased.

     The U.S. Securities shall have the following terms:

TITLE:  Common Stock

NUMBER OF INITIAL U.S. SECURITIES: 6,000,000

NUMBER OF U.S. OPTION SECURITIES: 900,000

PUBLIC OFFERING PRICE PER SHARE:  $19.50

PURCHASE PRICE PER SHARE:  $18.575

LISTING REQUIREMENTS:  New York Stock Exchange

BLACK-OUT PROVISIONS:  None.

LOCK-UP PROVISIONS: In addition to the agreement of the Company and the Selling
                    Stockholder contained in Section 3(j) and Section 1(c)(4), respectively, of the U.S. Purchase Agreement, the Company and the Selling Stockholder will not, for a period of 90 days from the date of this Terms Agreement, without the prior written consent of Merrill Lynch and Goldman Sachs, directly or indirectly, offer, sell, or otherwise dispose of or grant any option with respect to, pledge, or hypothecate any shares of Common Stock or securities convertible into Common Stock, except for the exercise of options granted pursuant to existing employee plans, and lock-up agreements to the effect thereto shall be delivered pursuant to Section 5(l) prior to the Closing Time for the Selling Stockholder or the Company.

CLOSING DATE AND LOCATION: Offices of Kelly, Hart & Hallman, Fort Worth,
                           Texas 77002

          All of the provisions contained in the document attached as Annex I hereto entitled "Cross Timbers Oil Company -- Common Stock -- U.S. Purchase Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this U.S. Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          Please accept this offer no later than 5:00 o'clock P.M. (New York City time) on April 21, 1998 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                Very truly yours,

                                MERRILL LYNCH & CO.
                                MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED
                                GOLDMAN, SACHS & CO.
                                BEAR, STEARNS & CO. INC.
                                DONALDSON, LUFKIN & JENRETTE
                                                SECURITIES CORPORATION
                                LEHMAN BROTHERS INC.
                                SMITH BARNEY INC.

                                By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED


                                By:
                                   -------------------------------------------
                                                Authorized Signatory

                                Acting on behalf of themselves and as the U.S. Representatives named in the U.S. Purchase Agreement

Accepted:

CROSS TIMBERS OIL COMPANY


By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

JOHN T. LUPTON TRUST


By:
   --------------------------------------
     As Attorney-in-Fact acting on behalf
     of the Selling Stockholder

                                                                      SCHEDULE A


                                                              Initial
U.S. Underwriters                                         U.S. Securities
-----------------                                         ---------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated...          983,335
Goldman, Sachs & Co..................................          983,333
Bear, Stearns & Co. Inc..............................          983,333
Donaldson, Lufkin & Jenrette Securities Corporation..          983,333
Lehman Brothers Inc..................................          983,333
Smith Barney Inc.....................................          983,333
Petrie Parkman & Co., Inc............................          100,000
                                                          ---------------
                                                             6,000,000

                                                            ANNEX I

                           [U.S. Purchase Agreement]

================================================================================



                           CROSS TIMBERS OIL COMPANY

                            (a Delaware corporation)


                        6,000,000 SHARES OF COMMON STOCK




                         -----------------------------

                           U.S.  PURCHASE AGREEMENT

                         -----------------------------




Dated: April 21, 1998



================================================================================

                               TABLE OF CONTENTS

U.S. PURCHASE AGREEMENT..............................................................1

SECTION 1.  Representations and Warranties...........................................4
     (a)    Representations and Warranties by the Company............................4
            (1)   Compliance with Registration Requirements..........................4
            (2)   Incorporated Documents.............................................5
            (3)   Independent Accountants............................................5
            (4)   Financial Statements...............................................5
            (5)   No Material Adverse Change in Business.............................6
            (6)   Good Standing of the Company.......................................6
            (7)   Good Standing of Subsidiaries......................................7
            (8)   Capitalization.....................................................7
            (9)   Authorization of Agreements........................................7
            (10)  Authorization of Common Stock......................................7
            (11)  Absence of Defaults and Conflicts..................................8
            (12)  Violation of Law...................................................8
            (13)  Absence of Proceedings.............................................8
            (14)  Accuracy of Exhibits...............................................9
            (15)  Descriptions of the Securities.....................................9
            (16)  Absence of Further Requirements....................................9
            (17)  Possession of Licenses and Permits.................................9
            (18)  Title to Property..................................................9
            (19)  Tax Returns.......................................................10
            (20)  Environmental Laws................................................10
            (21)  Internal Accounting Controls......................................11
            (22)  Insurance.........................................................11
            (23)  No Stabilization..................................................11
            (24)  Investment Company Act; Public Utility Holding Company Act........11
            (25)  Proved Reserve Estimates..........................................12
            (26)  No Outstanding Registration Rights................................12
            (27)  Derivatives Business..............................................12
            (28)  Compliance with Cuba Act..........................................12
            (29)  Absence of Labor Dispute..........................................13
            (30)  ERISA.............................................................13
            (31)  Unlawful Contributions............................................13
            (32)  Possession of Intellectual Property...............................13
     (b)    Officers' Certificates..................................................14
     (c)    Representations and Warranties by the Selling Stockholder...............14
            (1)   Authorization of Agreements.......................................14
            (2)   Due Execution.....................................................14
            (3)   Good Title........................................................14
            (4)   Restriction on Sale of Securities.................................15
            (5)   Accurate Disclosure...............................................15

            (6)   Absence of Manipulation...........................................15
            (7)   Certificates Suitable for Transfer................................15
            (8)   No Association with NASD..........................................16
     (d)    Selling Stockholder's Certificates......................................17

SECTION 2.  Sale and Delivery to Underwriters; Closing..............................17
     (a)    Initial Securities......................................................17
     (b)    Option Securities.......................................................17
     (c)    Payment.................................................................17
     (d)    Denominations; Registration.............................................18

SECTION 3.  Covenants of the Company................................................18
     (a)    Compliance with Securities Regulations and
            Commission Requests.....................................................18
     (b)    Filing of Amendments....................................................19
     (d)    Delivery of Prospectus..................................................19
     (e)    Continued Compliance with Securities Laws...............................20
     (f)    Earnings Statement......................................................20
     (g)    Use of Proceeds.........................................................20
     (h)    Listing.................................................................20
     (i)    Restriction on Sale of Securities.......................................20
     (j)    Reporting Requirements..................................................21

SECTION 4.  Payment of Expenses.....................................................21
     (a)    Expenses................................................................21
     (b)    Expenses of the Selling Stockholder.....................................21
     (c)    Termination of Agreement................................................21

SECTION 5.  Conditions of U.S. Underwriters' Obligations............................21
     (a)    Effectiveness of Registration Statement.................................22
     (b)    Opinion of Counsel for Company..........................................22
     (c)    Opinion of Counsel for the Selling Stockholder..........................22
     (d)    Opinion of Counsel for U.S. Underwriters................................22
     (e)    Officers' Certificate...................................................22
     (f)    Certificate of Selling Stockholder......................................23
     (g)    Independent Engineer's Comfort Letters..................................23
     (h)    Bring-down Comfort Letter...............................................23
     (i)    Accountant's Comfort Letters............................................23
     (j)    Bring-down Comfort Letter...............................................23
     (k)    Approval of Listing.....................................................23
     (l)    Lock-up Agreements......................................................24
     (m)    Purchase of Initial International Securities............................24
     (n)    Conditions to Purchase of U.S. Option Securities........................24
            (1)   Officers' Certificate.............................................24
            (2)   Opinion of Counsel for Company....................................24

            (3)   Opinion of Counsel for U.S. Underwriters..........................24
            (4)   Bring-down Comfort Letter.........................................24
     (o)    Additional Documents....................................................24
     (p)    Termination of Terms Agreements.........................................25

SECTION 6.  Indemnification.........................................................25
     (a)    Indemnification of Underwriters by the Company..........................25
     (c)    Indemnification of Company, Directors and
            Officers and Selling Stockholder........................................27
     (d)    Actions against Parties; Notification...................................27
     (e)    Settlement without Consent if Failure to Reimburse......................28

SECTION 7.  Contribution............................................................28

SECTION 8.  Representations,  Warranties and Agreements to Survive Delivery.........30

SECTION 9.  Termination.............................................................30
     (a)    Purchase Agreement......................................................30
     (b)    Terms Agreement.........................................................30
     (c)    Liabilities.............................................................31

SECTION 10. Default by One or More of the U.S. Underwriters.........................31

SECTION 11. Default by the Selling Stockholder or the Company.......................31

SECTION 12. Notices.................................................................32

SECTION 13. Parties.................................................................32

SECTION 14. GOVERNING LAW AND TIME..................................................33

SECTION 15. Effect of Headlines.....................................................33

                           CROSS TIMBERS OIL COMPANY

                            (a Delaware corporation)

                                6,000,000 Shares
                                       of
                                  Common Stock

                          (Par value $0.01 per share)


                            U.S. PURCHASE AGREEMENT



                                                                  April 21, 1998

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
GOLDMAN, SACHS & CO.
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
            SECURITIES CORPORATION
LEHMAN BROTHERS INC.
SMITH BARNEY INC.
     as U.S. Representatives of the several U.S. Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     Cross Timbers Oil Company, a Delaware corporation (the "Company"), and the John T. Lupton Trust (the "Selling Stockholder") propose to issue and sell up to 5,762,760 and 237,240 shares, respectively, of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

     As used herein, "Initial U.S. Securities" shall mean the 6,000,000 shares of Common Stock to be initially sold to the U.S. Underwriters; "U.S. Option Securities" shall mean 900,000 additional shares of Common Stock to be sold to the U.S. Underwriters by the Company to cover over-allotments; and "U.S. Securities" shall mean the Initial U.S. Securities and the U.S. Option Securities.

     The Company and the Selling Stockholder shall offer the U.S. Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Bears, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and Smith Barney Inc. and will enter into an agreement (the "U.S. Terms Agreement") providing for the sale of the U.S. Securities to, and the purchase and offering thereof by, Merrill Lynch, Goldman, Sachs & Co., Bears, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and Smith Barney Inc. and each of the other Underwriters named in Schedule A to the U.S. Purchase Agreement (collectively, the "U.S. Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Goldman, Sachs & Co., Bears, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and Smith Barney Inc. are acting as representatives (in such capacity, the "U.S. Representatives"), with respect to the issue and sale by the Company and the Selling Stockholder and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of U.S. Initial Securities set forth in Schedule A to the U.S. Purchase Agreement, and with respect to the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of the U.S. Option Securities to cover over-allotments, if any.

     It is understood that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement"), subject to the completion of a related terms agreement thereto (the "International Terms Agreement") (collectively, the U.S. Terms Agreement and the International Terms Agreement are referred to herein as the "Terms Agreements"), providing for the offering by the Company and the Selling Stockholder of an aggregate of 1,500,000 shares of Common Stock (the "Initial International Securities") through arrangements with certain underwriters outside of the United States and Canada (the "International Managers") for which Merrill Lynch International, Goldman Sachs International, Bear, Stearns International Limited, Donaldson, Lufkin & Jenrette International, Lehman Brothers International (Europe) and Smith Barney Inc. are acting as lead managers (the "Lead Managers") and the grant by the Company to the International Managers, acting severally and not jointly, of an option to purchase all or part of the International Managers' pro rata portion of up to 225,000 additional shares of Common Stock solely to cover overallotments, if any (the "International Option Securities" and, together with the U.S. Option Securities, the "Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities".

     The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters", the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities", and the U.S. Securities and the International Securities are hereinafter collectively called the "Securities".

     The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch.

     The Company and the Selling Stockholder understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-46909) and pre-effective Amendment No. 1 thereto for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Terms Agreements. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Promptly after execution and delivery of this Agreement and the Terms Agreements, the Company will either (i) prepare and file a prospectus supplement in accordance with paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the
Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus") and one relating to the International Securities (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Federal Tax Consequences to Non-U.S. Holders.") The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective or included in a prospectus supplement filed in respect of such registration statement (a) pursuant to Rule 424(b) is referred to as "Rule 424(b) Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of International Prospectus and Form of U.S. Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 424(b) Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement (as so amended, if applicable), including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 424(b) Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of International Prospectus and the final Form of U.S. Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "International Prospectus" and the "U.S. Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 of the 1933 Act Regulations is relied on, the terms "International Prospectus" and "U.S. Prospectus" shall refer to the preliminary International Prospectus dated April 13, 1998 and the preliminary U.S. Prospectus dated April 13, 1998, respectively, each together with the applicable Term Sheet and all references in this Agreement and the Terms Agreements to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement and the Terms Agreements, all references to the Registration Statement, any preliminary prospectus, the International Prospectus, the U.S. Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

     SECTION 1.  Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the U.S. Representatives, as of the date hereof, and to each U.S. Underwriter, as of the date thereof, as of the Closing Time referred to in
Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in
Section 2(b) hereof, and agrees with each U.S. Underwriter, as follows:

          (1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement and any post-effective amendments thereto (including, the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither of the Prospectuses nor any amendments or supplements thereto, at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the U.S. Prospectus made in reliance upon and in conformity with information furnished in writing by any U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement or the Prospectuses.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the U.S. Prospectus delivered to the U.S. Underwriters for use in connection with the offering of the U.S. Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and Prospectuses, when they became effective or at the time they were or hereafter are filed with the Commission, included the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectuses, at the date of the Prospectuses, and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery) did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectuses are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of Regulation S-X under the 1933 Act.

          (4) Financial Statements. The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectuses, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and Prospectuses present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated by reference in the Registration Statement and the Prospectuses present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectuses. In addition, any pro forma financial statements of the Company and its Subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectuses present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise and (C) except for regular quarterly dividends on the Common Stock and on the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock"), in amounts per share that are consistent with past practice, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (6) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement and the applicable Terms Agreements. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (7) Good Standing of Subsidiaries. The only direct or indirect Subsidiaries of the Company are corporations listed on Schedule I hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"). Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectuses, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than the pledges to banks under the loan agreements of the Company. None of the outstanding shares of capital stock of the Subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

          (8) Capitalization. The issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances thereof, if any, contemplated under this Agreement and the International Purchase Agreement, pursuant to employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses).

          (9) Authorization of Agreements. This Agreement and the International Purchase Agreement have been, and the related Terms Agreements thereto, as of the date thereof, will have been, duly authorized, executed and delivered by the Company.

          (10) Authorization of Common Stock. The Securities being sold to the Underwriters pursuant to the respective Terms Agreements have been, or as of the date of the Terms Agreements will have been, duly authorized by the Company for issuance and sale to the U.S. Underwriters pursuant to this Agreement and the U.S. Terms Agreement and to the International Managers pursuant to the International Purchase Agreement and the International Terms Agreement. Such Securities, when issued and delivered by the Company pursuant to this Agreement, the International Purchase Agreement and the applicable Terms Agreements, against payment of the consideration therefore specified in such Terms Agreements, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party, or otherwise. No holder of the Securities will be subject to personal liability by reason of being such a holder.

          (11) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments"), except for such defaults as would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the International Purchase Agreement and the applicable Terms Agreements and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectuses and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectuses (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Subsidiaries pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties, which violation would result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

          (12) Violation of Law. Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation might result in a Material Adverse Effect.

          (13) Absence of Proceedings. Except as disclosed in the Registration Statement and the Prospectuses, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary which is required to be disclosed in the Registration Statement and the Prospectuses (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets or properties of the Company and its Subsidiaries, considered as one enterprise, or the consummation of this Agreement, the International Purchase Agreement and the applicable Terms Agreements or the transactions contemplated herein or therein. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective assets or properties is the subject which are not described in the Registration Statement and the Prospectuses, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (14) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required.

          (15) Descriptions of the Securities. The Securities being sold pursuant to the Terms Agreements, as of the date of the Prospectuses, will conform in all material respects to the statements relating thereto contained in the Prospectuses.

          (16) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, the International Purchase Agreement or the Terms Agreements or in connection with the transactions contemplated under this Agreement, the International Purchase Agreement or the Terms Agreements, except such as have been already obtained or as may be required under state securities laws.

          (17) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (18) Title to Property. The Company and its Subsidiaries have good and defensible title to their producing oil and gas properties, and any gas gathering properties that it owns, free and clear of all liens, encumbrances and defects, except (a) those described in the Registration Statement and the Prospectuses, (b) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (c) liens and encumbrances under operating agreements, unitization and pooling agreements, and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (d) liens, encumbrances and defects that do not in the aggregate materially affect the value of such oil and gas properties or gas gathering properties or materially interfere with the use made or proposed to be made of such properties by the Company and its Subsidiaries. Except to the extent described in the Registration Statement and the Prospectuses, the oil, gas and mineral leases, coal methane leases, options to lease, drilling concessions or other property interests therein held by the Company and its Subsidiaries reflect in all material respects the right of the Company and its Subsidiaries, as the case may be, to explore or receive production from the undeveloped properties described in the Registration Statement and the Prospectuses, and the care taken by the Company and its Subsidiaries with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other property interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons. All other leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement and the Prospectuses are in full force and effect, and neither the Company nor any of its Subsidiaries has actual notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (19) Tax Returns. All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

          (20) Environmental Laws. Except as described in the Registration Statement and the Prospectuses and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative order, consent, decree or judgment thereof, including any judicial or administrative order, consent, decree or judgment relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or Environmental Laws.

          (21) Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (22) Insurance. The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

          (23) No Stabilization. Neither the Company nor any of its officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (24)   Investment Company Act; Public Utility Holding Company Act.
     The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be (A) an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder (the "1940 Act") or
     (B) a "holding company" or "affiliate" of a "holding company" or "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, and the rules and regulations of the Commission promulgated thereunder (the "PUHCA").

          (25) Proved Reserve Estimates. The information supplied by the Company to the independent petroleum engineering consultants for the Company for purposes of preparing the reserve reports and estimates of such consultants included in the Registration Statement and the Prospectuses, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices; Miller and Lents, Ltd., independent petroleum engineers, who prepared estimates of the extent and value of proved oil and natural gas reserves of the Company are independent with respect to the Company. The proved reserve report and estimates relating to the East Texas Properties (as defined in the Prospectuses) as of December 31, 1997, included in the Registration Statement and the Prospectuses, were, subject to the following sentence, true and correct in all material respects as of the date of the Prospectuses and were prepared by Company petroleum engineers in accordance with customary industry practices. Such proved reserve reports were based on information supplied to the Company by the owner of the East Texas Properties for the purposes of preparing such reserve reports and estimates, including, without limitation, production, costs of operation and development, current prices of production, agreements relating to current and future operations and sales of production, and, to the knowledge of the Company, such information was true and correct in all material respects.

          (26) No Outstanding Registration Rights. Other than the registration rights agreement, dated as of May 11, 1993, among the Company and certain stockholders of the Company (the "Registration Rights Agreement") and certain registration rights granted in respect of a Warrant Agreement dated December 1, 1997 by and between the Company and Amoco Corporation, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company or any of its Subsidiaries, owned or to be owned, by such person or to require the Company to include such securities with any securities being registered pursuant to any registration statement filed by the Company under the 1933 Act.

          (27) Derivatives Business. The internal controls and policies used in connection with the natural gas derivatives business of the Company and each Subsidiary are reasonable and to the best knowledge of the Company, adequate in light of the business conducted.

          (28) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

          (29) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has violated (i) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees applicable to the Company or any of its Subsidiaries or (ii) any applicable wage or hour laws in any manner, which violation could reasonably be expected to have a Material Adverse Effect.

          (30) ERISA. The Company and each of its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its Subsidiaries would have any material liability; neither the Company nor any of its Subsidiaries has incurred or expects to incur material liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (31) Unlawful Contributions. Neither the Company nor any of its Subsidiaries, nor any director, officer, agent, employee or other person, acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any illegal bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (32) Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company or any Subsidiary and delivered to Merrill Lynch, the U.S. Representatives or to counsel for the Underwriters in connection with the offering of the U.S. Securities shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby on the date of such certificate.

     (c) Representations and Warranties by the Selling Stockholder. The Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter, as of the date hereof, and as of the Closing Time, and agrees with each Underwriter, as follows:

          (1) Authorization of Agreements. All consents, approvals, authorizations and orders necessary for the execution and delivery and performance by such Selling Stockholder of this Agreement and the Custody Agreement and Power of Attorney (collectively, the "Power of Attorney and Custody Agreement") hereinafter referred to, and for the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder free and clear of all adverse claims. The sale of the Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, or the agreement of partnership of such Selling Stockholder if such Selling Stockholder is a partnership, or the agreement or declaration of trust if such Selling Stockholder is a trust, or any statute or any order, rule or regulation of any court or government agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder.

          (2) Due Execution. This Agreement and the related U.S. Terms Agreement has been duly executed and delivered by such Selling Stockholder.

          (3) Good Title. Such Selling Stockholder now has, and at the Closing Time (and at each Date of Delivery, if applicable) will have, good and valid title to the Securities being sold by such Selling Stockholder hereunder, free and clear of any pledge, lien, security interest, encumbrance, adverse claim or equity whatsoever, and now has and at the Closing Time (and at each Date of Delivery, if applicable) will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities being sold by such Selling Stockholder hereunder; and upon delivery of the Securities being sold by such Selling Stockholder hereunder and payment of the purchase price as herein contemplated, such Selling Stockholder will transfer to the several Underwriters good and valid title to such Securities free and clear of any pledge, lien, security interest, encumbrance, adverse claim or equity whatsoever, except liens placed thereon by the Underwriters. No person has any right to acquire from such Selling Stockholder any Securities to be sold hereunder and such Selling Stockholder is under no obligation, whether absolute or contingent, to sell any such Securities to any person, except as contemplated by this Agreement.

          (4) Restriction on Sale of Securities. During a period of 90 days from the date of the U.S. Terms Agreement, such Selling Stockholder, if such Selling Stockholder owns shares of Common Stock immediately following the Closing Time (as hereinafter defined), will not, without the prior written consent of Merrill Lynch and Goldman Sachs, directly or indirectly,
     (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

          (5) Accurate Disclosure. The Registration Statement, at the time it becomes effective and at Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, and at Closing Time, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall only apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information related to such Selling Stockholder furnished to the Company or the Underwriters in writing by such Selling Stockholder expressly for use in the Registration Statement or Prospectus.

          (6) Absence of Manipulation. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (7) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

          (8) No Association with NASD. Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member of the National Association of Securities Dealers, Inc.

          In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to Merrill Lynch prior to or at the Closing Time a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          The Selling Stockholders represents and warrants that Common Stock constituting all of the Securities to be sold by such Selling Stockholder hereunder are to be held in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to J. Richard Seeds and Louis G. Baldwin, and each of them as custodian (the "Custodian"), and that such Selling Stockholder has duly executed and delivered a Power of Attorney and Custody Agreement containing a power of attorney appointing J. Richard Seeds and Louis G. Baldwin , and each of them as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and a U.S. Terms Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in such U.S. Terms Agreement, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Power of Attorney and Custody Agreement, such authority as is fully set forth in, and may be limited by, the Power of Attorney and Custody Agreement.

          The Selling Stockholder specifically agrees that the Securities to be held in custody for such Selling Stockholder under the Power of Attorney and Custody Agreement will be subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the power of attorney contained in the Power of Attorney and Custody Agreement, are to that extent irrevocable. The Selling Stockholders specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Securities hereunder, certificates representing the Securities shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Power of Attorney and Custody Agreements, and actions taken by the Attorneys-in-Fact pursuant to the powers of attorney in the Power of Attorney and Custody Agreements shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

          (d) Selling Stockholder's Certificates. Any certificate signed by such Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. The several commitments of the U.S. Underwriters to purchase the Initial U.S. Securities pursuant to the U.S. Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Option Securities. In addition, subject to the terms and conditions herein set forth, the Company grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to the number of U.S. Option Securities to cover over-allotments at a price per U.S. Option Security equal to the price per Initial U.S. Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. Such option will expire 30 days after the date of such Terms Agreements, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by Merrill Lynch to the Company setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time, date and place of payment and delivery for such U.S. Option Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time (as hereinafter defined), unless otherwise agreed upon by Merrill Lynch and the Company. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities each such U.S. Underwriter has severally agreed to purchase as set forth in such U.S. Terms Agreement bears to the total number of Initial U.S. Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number or aggregate principal amount, as the case may be, of U.S. Option Securities.

     (c) Payment. Payment of the purchase price for, and delivery of, the Initial U.S. Securities shall be made at the office of Kelly, Hart & Hallman, P.C., 201 Main Street, Suite 2500,

Fort Worth, Texas 76102, or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch, the Selling Stockholder and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that the U.S. Underwriters have exercised their option to purchase any or all of the U.S. Option Securities, payment of the purchase price for, and delivery of such U.S. Option Securities, shall be made at the above-mentioned offices of Kelly, Hart & Hallman, P.C, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on the relevant Date of Delivery as specified in the notice from Merrill Lynch to the Company.

     Payment shall be made to the Company and the Selling Stockholder by wire transfer of immediately available funds to a bank account designated by the Company and the Custodian pursuant to the Selling Stockholder's Power of Attorney and Custody Agreement against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the U.S. Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters may (but shall not be obligated to) make payment of the purchase price for the U.S. Securities to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

     (d) Denominations; Registration. The Initial U.S. Securities and certificates therefor and the U.S. Option Securities, if any, and certificates therefor shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The U.S. Securities and certificates therefor and the U.S. Option Securities, if any, and certificates therefor will be made available for examination and packaging by the U.S. Representatives in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with the U.S. Representatives and with each U.S. Underwriter participating in the offering of U.S. Securities, as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 415, Rule 424 and/or Rule 434, if and as applicable, of the 1933 Act Regulations and will notify Merrill Lynch immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectuses, (ii) the receipt of any comments from the Commission,

     (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet, or any amendment, supplement or revision to either the Prospectuses included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the U.S. Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the U.S. Representatives and counsel for the U.S. Underwriters, without charge, (i) signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein), (ii) copies of the Registration Statement and each amendment thereto in the form electronically filed with the Commission pursuant to EDGAR and (iii) signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The Registration Statement and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectus. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement, the Terms Agreements, the Registration Statement and the Prospectuses. If at any time when a Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement any Prospectuses in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters, without charge, such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

          (f) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

          (h) Listing. The Company will use its best efforts to effect the listing of the Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

          (i) Restriction on Sale of Securities. During a period of 90 days from the date of the Terms Agreement, the Company will not, without the prior written consent of each of Merrill Lynch and Goldman Sachs, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any security convertible or exchangeable into or exercisable for Common Stock (except for Common Stock issued pursuant to this Agreement or pursuant to, or in connection with, employee benefit plans or the exercise of convertible securities).

          (j) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement or the U.S. Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the U.S. Underwriters of this Purchase Agreement, the Terms Agreements, any Agreement Among Underwriters, and such other documents as may be required in connection with the purchase, sale, issuance or delivery of the U.S. Securities,
(iii) the preparation, issuance and delivery of the U.S. Securities and certificates for the U.S. Securities to the U.S. Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the U.S. Securities to the U.S. Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars) (v) the printing and delivery to the U.S. Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectuses and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing of the U.S. Securities, and
(vii) the fees and expenses of the Attorneys-in-Fact and the Custodian under the Power of Attorney and Custody Agreement.

     (b) Expenses of the Selling Stockholder. The Selling Stockholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the U.S. Underwriters, and their transfer between the U.S. Underwriters pursuant to an agreement between such U.S. Underwriters and the fees and disbursements of its counsel and accountants.

     (c) Termination of Agreement. If the U.S. Terms Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5 or
Section 9(b)(i) or Section 11 hereof, the Company shall reimburse the U.S. Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

     SECTION 5. Conditions of U.S. Underwriters' Obligations. The obligations of the U.S. Underwriters to purchase and pay for the U.S. Securities pursuant to the U.S. Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any of its Subsidiaries or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing information relating to the description of the U.S. Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or
     (5), as applicable, or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

          (b) Opinion of Counsel for Company. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Kelly, Hart & Hallman, P.C., counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

          (c) Opinion of Counsel for the Selling Stockholder. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Miller & Martin, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

          (d) Opinion of Counsel for U.S. Underwriters. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Andrews & Kurth L.L.P., counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters with respect to the matters set forth in paragraphs (1),(2) (last sentence only), (4) (provided that the second clause thereof shall be rendered solely in respect of preemptive or other similar rights arising by operation of law or under the certificate of incorporation or bylaws of the Company), (6) (solely as to due authorization, execution and delivery by the Company of the Purchase Agreements and the Terms Agreements), (7) and the penultimate paragraph of Exhibit A hereto.

          (e) Officers' Certificate. At Closing Time, there shall not have been, since the date of the Terms Agreements or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the Company, executed by the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Company's knowledge, threatened by the Commission.

          (f) Certificate of Selling Stockholder. At Closing Time, the U.S. Representatives shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section 1(c) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions or its part to be performed under this Agreement at or prior to Closing Time.

          (g) Independent Engineer's Comfort Letters. At the time of the execution of the Terms Agreements, the U.S. Representatives shall have received from Miller & Lents, Ltd., independent petroleum engineers for the Company, a letter dated such date, in form and substance satisfactory to the U.S. Representatives.

          (h) Bring-down Comfort Letter. At Closing Time, the U.S. Representatives shall have received from Miller and Lents, Ltd. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5.

          (i) Accountant's Comfort Letters. At the time of the execution of the Terms Agreements, the U.S. Representatives shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the U.S. Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information in the Registration Statement and the Prospectuses.

          (j) Bring-down Comfort Letter. At Closing Time, the U.S. Representatives shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (k) Approval of Listing. At Closing Time, the Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the U.S. Terms Agreement.

          (l) Lock-up Agreements. On the date of the Terms Agreements, the U.S. Representatives shall have received, in form and substance satisfactory to them, each lock-up agreement, if any, specified in the Terms Agreements as being required to be delivered by the persons listed therein.

          (m)    Purchase of Initial International Securities.
     Contemporaneously with the purchase by the U.S. Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

          (n) Conditions to Purchase of U.S. Option Securities. If the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

                 (1) Officers' Certificate. A certificate, dated such Date of Delivery, of the Company, executed by the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                 (2) Opinion of Counsel for Company. The favorable opinion of Kelly, Hart & Hallman, P.C., counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                 (3) Opinion of Counsel for U.S. Underwriters. The favorable opinion of Andrews & Kurth L.L.P., counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                 (4) Bring-down Comfort Letter. A letter from Arthur Andersen LLP, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(h) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

          (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the U.S. Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the U.S. Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

          (p) Termination of Terms Agreements. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement and the U.S. Terms Agreement (or, with respect to the U.S. Underwriters' exercise of any applicable over-allotment option for the purchase of U.S. Option Securities on a Date of Delivery after the Closing Time, the obligations of the U.S. Underwriters to purchase the U.S. Option Securities on such Date of Delivery) may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.

          (a) Indemnification of Underwriters by the Company. (1) The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to an Underwriter with respect to any preliminary Prospectus or Prospectuses to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus as then amended or supplemented if (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus or Prospectuses which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale of Securities to such person and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

          (b) Indemnification of Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto, including the Rule 430A Information and the Rule

     434 Information deemed to be a part thereof, if applicable,) or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information related to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); provided, however, that the liability of such Selling Stockholder under this subsection (b) shall be limited to the aggregate gross proceeds received by such Selling Stockholder pursuant to the sale of its Securities hereunder.

          (c) Indemnification of Company, Directors and Officers and Selling Stockholder. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or
     Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

          (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) and 6(c) above, counsel to the indemnified parties shall be selected by the Company and the Selling Stockholder, respectively. In the case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
     Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel for all indemnified parties (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if
     (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.  Contribution.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the U.S. Underwriters, on the other hand, from the offering of the U.S. Securities pursuant to the Terms Agreements or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and of the U.S. Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the U.S. Underwriters, on the other hand, in connection with the offering of the U.S. Securities pursuant to the applicable Terms Agreements shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such U.S. Securities (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheets bear to the aggregate public offering price of such U.S. Securities as set forth on such cover.

     The relative fault of the Company and the Selling Stockholder, on the one hand, and the U.S. Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Stockholder and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1993 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the

Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of U.S. Securities set forth opposite their respective names on the U.S. Terms Agreement, and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the U.S. Terms Agreement or in certificates of officers of the Company or any of its Subsidiaries or the Selling Stockholder submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of and payment for the U.S. Securities.

     SECTION 9.  Termination.

          (a) Purchase Agreement. This Agreement (excluding the Terms Agreements) may be terminated for any reason at any time by the Company or by the U.S. Representatives upon the giving of 30 days' prior written notice of such termination to the other party hereto or as otherwise provided for herein.


          (b) Terms Agreement. The U.S. Representatives may terminate the U.S. Terms Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of the Terms Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, Inc., or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for the prices have been required, by either of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities.

          (c) Liabilities. If this Agreement or the U.S. Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the U.S. Underwriters. If one or more of the U.S. Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Securities which it or they are obligated to purchase under the applicable Terms Agreements (the "Defaulted Securities"), then the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date pursuant to such U.S. Terms Agreement, the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreements bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date pursuant to such U.S. Terms Agreement, this Agreement (or, with respect to the U.S. Underwriters' exercise of the over-allotment option for the purchase of U.S. Option Securities on a Date of Delivery after the Closing Time, the obligations of the U.S. Underwriters to purchase, and the Company to sell, such U.S. Option Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

     In the event of any such default which does not result in (i) a termination of the Terms Agreements or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either the U.S. Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 10.

     SECTION 11. Default by the Selling Stockholder or the Company. (a) If the Selling Stockholder shall fail at Closing Time or at the Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder is obligated to sell hereunder, then the Company shall have the right, to the extent permitted under the 1933 Act and the 1933 Act Regulations, to increase the number of shares of Common Stock to be sold by it hereunder to equal the number to be sold by the Company and the Selling Stockholder as set forth in this Agreement, in which event the terms "Initial Securities" and "Securities" as used herein shall be deemed to include the additional shares of Common Stock to be sold by the Company; provided, however, that the Company shall have the right set forth in this sentence only if the Company (i) amends or supplements the Prospectus, to the extent required under the 1933 Act and the 1933 Act Regulations, to reflect such increase in shares of Common Stock to be sold by the Company and (ii) prior to the Closing Time, provides copies of such amended Prospectus or supplement thereto to the Underwriters on a timely basis and in sufficient quantities in order for the Underwriters to comply with all prospectus delivery obligations in connection therewith. If the Selling Stockholder shall fail at Closing Time to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder and the Company does not exercise the right granted to it pursuant to the immediately preceding sentence, then the U.S. Underwriters may, at the option of the U.S. Representatives, by notice from the U.S. Representatives to the Company, either
(a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 4, 6 and 7 shall remain in full force and effect or (b) elect to purchase the Securities which the Company has agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by the Selling Stockholder as referred to in this
Section 11, each of the U.S. Representatives and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of Ira H. Green, Jr., with a copy to Goldman, Sachs & Co., Attention: Registration Department, 85 Broad Street, New York, New York 10004; and notices to the Company shall be directed to it at 810 Houston Street, Suite 2000, Fort Worth, Texas 76102, Attention:
Secretary, (817) 876-8200.


     SECTION 13. Parties. This Agreement and the U.S. Terms Agreements shall inure to the benefit of and be binding upon the Company, the Selling Stockholder, the U.S. Representatives and, upon execution of the U.S. Terms Agreement, the other U.S. Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the U.S. Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Selling Stockholder and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the U.S. Terms Agreement or any provision herein contained. This Agreement and the U.S. Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of U.S. Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE U.S. TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Effect of Headlines. The Article and Section headings herein and any table of contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholder in accordance with its terms.


                                    Very truly yours,


                                    CROSS TIMBERS OIL COMPANY



                                    By:
                                       ---------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                    JOHN T. LUPTON TRUST


                                    By:
                                       ---------------------------------------
                                       As Attorney-in-Fact acting on behalf of
                                       the Selling Stockholder

CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
GOLDMAN, SACHS & CO.
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
LEHMAN BROTHERS INC.
SMITH BARNEY INC.

  By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED

      By:
         -----------------------------
         Authorized Signatory

For themselves and as the U.S. Representatives of the other U.S.
Underwriters named in the U.S. Terms Agreement.

                                                                      SCHEDULE A






                                                         Initial
U.S. Underwriters                                   U.S. Securities
-----------------                                   ---------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated...    983,335
Goldman, Sachs & Co..................................    983,333
Bear, Stearns & Co. Inc..............................    983,333
Donaldson, Lufkin & Jenrette Securities Corporation..    983,333
Lehman Brothers Inc..................................    983,333
Smith Barney Inc.....................................    983,333
Petrie Parkman & Co., Inc............................    100,000
                                                       ---------
                                                       6,000,000
                                                       =========

                                                                      SCHEDULE I


                              LIST OF SUBSIDIARIES
                          OF CROSS TIMBERS OIL COMPANY


Cross Timbers Operating Company (Texas)
Cross Timbers Energy Services, Inc. (Texas)
Cross Timbers Trading Company (Texas)
Ringwood Gathering Company (Delaware)
Timberland Gathering & Processing Company, Inc. (Texas)
WTW Properties, Inc. (Texas)

                                                                       EXHIBIT A


                      FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


         1. The Company was incorporated, exists and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; the Company is qualified to do business and is in good standing in the several states set forth on Exhibit A to such opinion; and we have no knowledge that the nature of the properties of the Company or the conduct of its business requires such qualification in other jurisdictions or places, except in such jurisdictions or places in which the Company is subject to no material liability or disability by reason of its failure to be so qualified.

         2. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.01 per share, and 25,000,000 shares of preferred stock, par value $.01 per share; the issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectuses (except for subsequent issuances or purchases pursuant to employee benefit plans or the exercise of convertible securities); and the Common Stock conforms in all material respects as to legal matters to the description thereof incorporated by reference into, and included under the caption "Description of the Common Stock" in, the Registration Statement. The form of certificate used to evidence the Common Stock is in proper form and complies with all applicable statutory requirements.

         3. All shares of the issued and outstanding Common Stock have been authorized and validly issued and are fully paid and non-assessable.

         4. The Common Stock to be sold by the Company has been authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements and, when issued and delivered by the Company pursuant to the Purchase Agreements against payment therefor in accordance with the terms of the Purchase Agreements, will be validly issued, fully paid and non-assessable; and the issuance of such Common Stock is not subject to any preemptive or similar rights, whether arising by operation of law, under the Restated Certificate of Incorporation or Bylaws of the Company or, to our knowledge, any agreement or other instrument to which the Company is a party or by which it may be bound.

         5. Each subsidiary of the Company was incorporated, exists and is in good standing under the laws of the State of Texas or Delaware, as applicable, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each subsidiary of the Company is qualified as a foreign corporation to transact business and is in good standing in the jurisdictions set forth on Exhibit B to such opinion; we have no knowledge that the nature of the properties of any subsidiary or the conduct of their respective businesses requires such qualification in other jurisdictions or places, except in such jurisdictions or places in which the relevant subsidiary is subject to no material liability or disability by reason of its failure to be so qualified; and all the issued and outstanding capital stock of each subsidiary has been authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company, directly or through subsidiaries, free of any adverse claim within the meaning of
     Article 8 of the Uniform Commercial Code.

         6. The Company has corporate power and authority to enter into the Purchase Agreements and the Terms Agreements, and the Purchase Agreements and the Terms Agreements have been authorized, executed and delivered by the Company.

         7. The Registration Statement has become effective under the Securities Act, and we have no knowledge of the issuance of any stop order suspending the effectiveness of the Registration Statement or any proceedings for such purpose pending before, or contemplated by, the Commission.

         8. At the time the Registration Statement became effective and at the date hereof, the Registration Statement (other than the financial statements and the supporting schedules included therein, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the regulations thereunder.

         9. We have no knowledge of any legal or governmental proceedings, including ordinary routine litigation incidental to the Company's business, pending or threatened, that are required to be disclosed in the Registration Statement, other than those discussed therein or that, considered in the aggregate, would be material.

         10. The descriptions in the Prospectuses relating to the revolving credit agreement and other material agreements or legal proceedings and, with respect to the International Prospectus, under the caption "Certain United States Federal Income Tax Consequences to Non-U.S. Holders," to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by us and are correct in all material respects.

         11. We have no knowledge (a) of any contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto or (b) that any default exits in the due performance or observance by the Company of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, or filed or incorporated by reference.

         12. No consent, approval, authorization or order of any court or governmental agency or body is required in connection with the offering, issuance or sale by the Company of the Common Stock to the Underwriters pursuant to the Purchase Agreements, except such as have been obtained under the Securities Act and such as may be required under state securities laws.

         13. We have no knowledge that the execution, delivery and performance of the Purchase Agreements and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder will conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or that any such action will result in any violation of the provisions of the Restated Certificate of Incorporation or Bylaws of the Company, or any applicable law, administrative regulation or administrative or court decree.

         14. We have no knowledge that any persons have registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except (i) pursuant to the Registration Rights Agreement dated May 11, 1993 among the Company and certain of its stockholders (the "Registration Rights Agreement") and (ii) if the warrants issued to Amoco Corporation are exercised, pursuant to the Warrant Agreement dated September 30, 1997; the Company has complied with all provisions of the Registration Rights Agreement with respect to the Registration Statement and no stockholder has any right to require the registration of any securities under the Securities Act pursuant to the Registration Statement except for the Common Stock being sold to the Underwriters by the Selling Stockholder.

         15. Each document filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") (other than the financial statements and the financial statement schedules included therein, as to which we express no opinion) and incorporated or deemed to be incorporated by reference in the Prospectuses complied when so filed as to form in all material respects with the Exchange Act and the regulations thereunder.

         16. A Custody Agreement has been executed and delivered by the Selling Stockholder and the Custodians, and the Custody Agreement constitutes a legal, valid and binding agreement of the Custodians and the Selling Stockholder enforceable in accordance with its terms; the Purchase Agreements have been executed and delivered by J. Richard Seeds and Louis
     G. Baldwin, as attorneys-in-fact for, and on behalf of, the Selling Stockholder and constitute legal, valid and binding agreements of the Selling Stockholder enforceable in accordance with their terms, except as rights to indemnification and contribution under the Purchase Agreements may be limited by applicable laws.

         17. We have no knowledge of any consent, approval, authorization or order of any court or governmental agency or body that is required for the consummation of the transactions contemplated by the Purchase Agreements in connection with the Common Stock to be sold by the Selling Stockholder pursuant to the Purchase Agreements, except such as have been obtained under the Securities Act and such as may be required under state securities laws.

         18. Immediately prior to the date hereof, the Selling Stockholder was the record owner of the Common Stock to be sold on the date hereof by the Selling Stockholder under the Purchase Agreements, and upon payment by the Underwriters for such Common Stock in accordance with the Purchase Agreements, the Underwriters will own such Common Stock free of any adverse claim within the meaning of Article 8 of the Uniform Commercial Code.

     Although we are not passing on, and do not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and Prospectuses (except with respect to paragraphs 2, 8, 10 and 15 above), we advise you that on the basis of our participation in conferences with the officers and employees of the Company, and representatives of, and counsel for, the Underwriters at which the contents of the Registration Statement were discussed, no facts have come to our attention that lead us to believe that the Registration Statement (including information deemed to be part of the Registration Statement pursuant to Rule 434, but excluding financial statements, the notes thereto and the related schedules and other financial data included therein or incorporated by reference therein and information relating to estimated natural resource reserves, the estimated future net revenues therefrom and the discounted present value of such estimated future net revenues included therein or incorporated by reference therein, as to which we have not been asked to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (other than the financial statements, the notes thereto and the related schedules and other financial data included therein or incorporated by reference therein and information relating to estimated natural resource reserves, the estimated future net revenues therefrom and the discounted present value of such estimated future net revenues included therein or incorporated by reference therein, as to which we have not been asked to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that (i) it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or (ii) with respect to any opinions expressed to the knowledge of such counsel, such knowledge is restricted to matters known by a limited number of attorneys of such counsel.

                                                                       EXHIBIT B


             FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


               (i) A Custody Agreement has been duly executed and delivered by the Selling Stockholder and such Custody Agreement constitutes a valid and binding agreement of each of the Selling Stockholder enforceable in accordance with its terms; and the execution and delivery of this Agreement has been duly authorized by the Selling Stockholder and, when executed and delivered by the Custodian as attorney-in-fact for, and on behalf of, the Selling Stockholder, will constitute a valid and binding agreement of Selling Stockholder enforceable in accordance with its terms (such counsel may except from the opinion in this clause the application of bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and may limit such opinion with respect to the availability of equitable remedies and the enforceability of provisions providing for indemnification for violations of federal securities laws);

               (ii) The sale of the Securities to be sold by the Selling Stockholder hereunder, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the certificate or articles of incorporation or by-laws of the Selling Stockholder, if the Selling Stockholder is a corporation, the agreement of partnership of such Selling Stockholder, if such Selling Stockholder is a partnership, or the agreement or declaration of trust of such Selling Stockholder, if such Selling Stockholder is a trust, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (iii) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency is required for the consummation of the transactions contemplated by this Agreement in connection with the Securities to be sold by the Selling Stockholder hereunder, except such as have been obtained under the 1933 Act and such as may be required under state securities laws in connection with the purchase and distribution of such Securities by the Underwriters;

               (iv) Immediately prior to Closing Time, the Selling Stockholder had good and valid title to the Securities to be sold at Closing Time by such Selling

       Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder; and

               (v) Good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Securities in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and in rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Securities to be sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate.

                           CROSS TIMBERS OIL COMPANY
                           (a Delaware corporation)

                               1,500,000 Shares
                                      of
                                 Common Stock

                                TERMS AGREEMENT
                                      TO
                       INTERNATIONAL PURCHASE AGREEMENT
                       --------------------------------

                                                                  April 21, 1998


To:  Cross Timbers Oil Company
     810 Houston Street,
     Suite 2000
     Fort Worth, Texas  76102


Ladies and Gentlemen:

          We understand that Cross Timbers Oil Company, a Delaware corporation (the "Company") and the John T. Lupton Trust (the "Selling Stockholder"), propose to issue and sell 1,440,690 and 59,310 shares, respectively, of the Company's common stock, par value $0.01 per share (the "Common Stock", such securities also being hereinafter referred to as the "Initial International Securities") and, at our option, the Company proposes to issue and sell an additional 225,000 shares of Common Stock to be used solely to cover any overallotments (the "International Option Securities", and together with the Initial International Securities, the "International Securities") pursuant to the International Purchase Agreement, dated April 21, 1998, among the Company, the Selling Stockholder and the U.S. Representatives named herein.

          Subject to the terms and conditions set forth or incorporated by reference herein, we the underwriters named on Schedule A hereto (the "International Managers") offer to purchase, severally and not jointly, the 1,500,000 shares of Initial International Securities opposite our names on Schedule A hereto at the purchase price set forth below, and a proportionate share of the 225,000 shares of International Option Securities set forth below, to the extent any are purchased.

     The International Securities shall have the following terms:

TITLE:  Common Stock

NUMBER OF INITIAL INTERNATIONAL SECURITIES: 1,500,000

NUMBER OF INTERNATIONAL OPTION SECURITIES: 225,000

PUBLIC OFFERING PRICE PER SHARE:  $19.50

PURCHASE PRICE PER SHARE:  $18.575

LISTING REQUIREMENTS:  New York Stock Exchange

BLACK-OUT PROVISIONS:  None.

LOCK-UP PROVISIONS: In addition to the agreement of the Company and the Selling
                    Stockholder contained in Section 3(j) and Section 1(c)(4), respectively, of the International Purchase Agreement, the Company and the Selling Stockholder will not, for a period of 90 days from the date of this Terms Agreement, without the prior written consent of Merrill Lynch and Goldman Sachs, directly or indirectly, offer, sell, or otherwise dispose of or grant any option with respect to, pledge, or hypothecate any shares of Common Stock or securities convertible into Common Stock, except for the exercise of options granted pursuant to existing employee plans, and a lock-up agreement to the effect thereto shall be delivered pursuant to Section 5(l) prior to the Closing Time for the Selling Stockholder or the Company.

CLOSING DATE AND LOCATION:    Offices of Kelly, Hart & Hallman, Fort Worth,
     Texas 77002

          All of the provisions contained in the document attached as Annex I hereto entitled "Cross Timbers Oil Company -- Common Stock -- International Purchase Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this International Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          Please accept this offer no later than 5:00 o'clock P.M. (New York City time) on April 21, 1998 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                         Very truly yours,

                         MERRILL LYNCH INTERNATIONAL
                         GOLDMAN SACHS INTERNATIONAL
                         BEAR STEARNS INTERNATIONAL LIMITED
                         DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
                         LEHMAN BROTHERS INTERNATIONAL (EUROPE)
                         SMITH BARNEY INC.

                         By: MERRILL LYNCH INTERNATIONAL


                         By:
                            --------------------------------------------
                                         Authorized Signatory

                         Acting on behalf of themselves and as the Lead Managers named in the International Purchase Agreement

Accepted:

CROSS TIMBERS OIL COMPANY


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

JOHN T. LUPTON TRUST


By:
   ---------------------------------------
     As Attorney-in-Fact acting on behalf
     of the Selling Stockholder

                                                                      SCHEDULE A


                                                                 Initial
International Managers                                  International Securities
----------------------                                  ------------------------
Merrill Lynch International.............................       250,000
Goldman Sachs International.............................       250,000
Bear Stearns International Limited......................       250,000
Donaldson, Lufkin & Jenrette International..............       250,000
Lehman Brothers International (Europe)..................       250,000
Smith Barney Inc........................................       250,000
                                                             ---------
                                                             1,500,000

                                                            ANNEX I


                       [International Purchase Agreement]

================================================================================


                           CROSS TIMBERS OIL COMPANY

                           (a Delaware corporation)



                       1,500,000 SHARES OF COMMON STOCK


                       --------------------------------



                       INTERNATIONAL  PURCHASE AGREEMENT



                       --------------------------------





Dated: April 21, 1998


================================================================================

                               TABLE OF CONTENTS



INTERNATIONAL PURCHASE AGREEMENT.............................................. 1

SECTION 1.  Representations and Warranties.................................... 4
     (a)    Representations and Warranties by the Company..................... 4
            (1)   Compliance with Registration Requirements................... 4
            (2)   Incorporated Documents...................................... 5
            (3)   Independent Accountants..................................... 5
            (4)   Financial Statements........................................ 6
            (5)   No Material Adverse Change in Business...................... 6
            (6)   Good Standing of the Company................................ 6
            (7)   Good Standing of Subsidiaries............................... 7
            (8)   Capitalization.............................................. 7
            (9)   Authorization of Agreements................................. 7
            (10)  Authorization of Common Stock............................... 7
            (11)  Absence of Defaults and Conflicts........................... 8
            (12)  Violation of Law............................................ 8
            (13)  Absence of Proceedings...................................... 8
            (14)  Accuracy of Exhibits........................................ 9
            (15)  Descriptions of the Securities.............................. 9
            (16)  Absence of  Further Requirements............................ 9
            (17)  Possession of Licenses and Permits.......................... 9
            (18)  Title to Property........................................... 9
            (19)  Tax Returns.................................................10
            (20)  Environmental Laws..........................................10
            (21)  Internal Accounting Controls................................11
            (22)  Insurance...................................................11
            (23)  No Stabilization............................................11
            (24)  Investment Company Act; Public Utility Holding Company Act..11
            (25)  Proved Reserve Estimates....................................12
            (26)  No Outstanding Registration Rights..........................12
            (27)  Derivatives Business........................................12
            (28)  Compliance with Cuba Act....................................12
            (29)  Absence of Labor Dispute....................................13
            (30)  ERISA.......................................................13
            (31)  Unlawful Contributions......................................13
            (32)  Possession of Intellectual Property.........................13
     (b)    Officers' Certificates............................................14
     (c)    Representations and Warranties by the Selling Stockholder.........14
            (1)   Authorization of Agreements.................................14
            (2)   Due Execution...............................................14
            (3)   Good Title..................................................14
            (4)   Restriction on Sale of Securities...........................15
            (5)   Accurate Disclosure.........................................15

            (6)   Absence of Manipulation.....................................15
            (7)   Certificates Suitable for Transfer..........................15
            (8)   No Association with NASD....................................16
     (d)    Selling Stockholder's Certificates................................17

SECTION 2.  Sale and Delivery to Underwriters; Closing........................17
     (a)    Initial Securities................................................17
     (b)    Option Securities.................................................17
     (c)    Payment...........................................................18
     (d)    Denominations; Registration.......................................18

SECTION 3.  Covenants of the Company..........................................18
     (a)    Compliance with Securities Regulations and Commission Requests....18
     (b)    Filing of Amendments..............................................19
     (d)    Delivery of Prospectus............................................19
     (e)    Continued Compliance with Securities Laws.........................20
     (f)    Earnings Statement................................................20
     (g)    Use of Proceeds...................................................20
     (h)    Listing...........................................................20
     (i)    Restriction on Sale of Securities.................................21
     (j)    Reporting Requirements............................................21

SECTION 4.  Payment of Expenses...............................................21
     (a)    Expenses..........................................................21
     (b)    Expenses of the Selling Stockholder...............................21
     (c)    Termination of Agreement..........................................21

SECTION 5.  Conditions of International Managers' Obligations.................21
     (a)    Effectiveness of Registration Statement...........................22
     (b)    Opinion of Counsel for Company....................................22
     (c)    Opinion of Counsel for the Selling Stockholder....................22
     (d)    Opinion of Counsel for International Managers.....................22
     (e)    Officers' Certificate.............................................23
     (f)    Certificate of Selling Stockholder................................23
     (g)    Independent Engineer's Comfort Letters............................23
     (h)    Bring-down Comfort Letter.........................................23
     (i)    Accountant's Comfort Letters......................................23
     (j)    Bring-down Comfort Letter.........................................23
     (k)    Approval of Listing...............................................24
     (l)    Lock-up Agreements................................................24
     (m)    Purchase of Initial U.S. Securities...............................24
     (n)    Conditions to Purchase of International Option Securities.........24
            (1)   Officers' Certificate.......................................24
            (3)   Opinion of Counsel for Company..............................24
            (4)   Opinion of Counsel for Underwriters.........................24

            (5)   Bring-down Comfort Letter...................................25
     (o)    Additional Documents..............................................25
     (p)    Termination of Terms Agreements...................................25

SECTION 6.  Indemnification...................................................25
     (a)    Indemnification of Underwriters by the Company....................25
     (c)    Indemnification of Company, Directors and Officers and Selling
            Stockholder.......................................................27
     (d)    Actions against Parties; Notification.............................27
     (e)    Settlement without Consent if Failure to Reimburse................28

SECTION 7.  Contribution......................................................29

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery....30

SECTION 9.  Termination.......................................................30
     (a)    Purchase Agreement................................................30
     (b)    Terms Agreement...................................................30
     (c)    Liabilities.......................................................31

SECTION 10. Default by One or More of the International Managers..............31

SECTION 11. Default by the Selling Stockholder or the Company.................32

SECTION 12. Notices...........................................................33

SECTION 13. Parties...........................................................33

SECTION 14. GOVERNING LAW AND TIME............................................33

SECTION 15. Effect of Headlines...............................................33

                           CROSS TIMBERS OIL COMPANY

                           (a Delaware corporation)

                               1,500,000 Shares

                                      of

                                 Common Stock

                          (Par value $0.01 per share)

                       INTERNATIONAL PURCHASE AGREEMENT


                                                                  April 21, 1998

MERRILL LYNCH INTERNATIONAL
GOLDMAN SACHS INTERNATIONAL
BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
               INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.
     as Lead Managers of the several International Managers
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     Cross Timbers Oil Company, a Delaware corporation (the "Company"), and the John T. Lupton Trust (the "Selling Stockholder") propose to issue and sell up to 1,440,690 and 59,310 shares, respectively, of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

     As used herein, "Initial International Securities" shall mean the 1,500,000 shares of Common Stock to be initially sold to the International Managers (as defined herein); "International Option Securities" shall mean 225,000 additional shares of Common Stock to be sold to the International

Managers to cover over-allotments; and "International Securities" shall mean the Initial International Securities and the International Option Securities.

     The Company and the Selling Stockholder shall offer the International Securities through Merrill Lynch & Co., Merrill Lynch International ("Merrill Lynch"), Goldman Sachs International, Bear Stearns International Limited, Donaldson, Lufkin & Jenrette International, Lehman Brothers International (Europe) and Smith Barney Inc. and will enter into an agreement (the "International Terms Agreement") providing for the sale of the International Securities to, and the purchase and offering thereof by, Merrill Lynch, Goldman Sachs International, Bear, Stearns International Limited, Donaldson, Lufkin & Jenrette International, Lehman Brothers International (Europe) and Smith Barney Inc. and each of the other Underwriters named in Schedule A to the International Purchase Agreement (collectively, the "International Managers," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch International, Goldman Sachs International, Bear Stearns International Limited, Donaldson, Lufkin & Jenrette International, Lehman Brothers International (Europe) and Smith Barney Inc. are acting as representatives (in such capacity, the "Lead Managers"), with respect to the issue and sale by the Company and the Selling Stockholder and the purchase by the International Managers, acting severally and not jointly, of the respective numbers of shares of Initial International Securities set forth in said Schedule A to the International Purchase Agreement, and with respect to the grant by the Company to the International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of the International Option Securities to cover over-allotments, if any.

     It is understood that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement"), subject to the completion of a related terms agreement thereto (the "U.S. Terms Agreement") (collectively, the International Terms Agreement and the U.S. Terms Agreement are referred to herein as the "Terms Agreements"), providing for the offering by the Company and the Selling Stockholder of an aggregate of 6,000,000 shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") for which Merrill, Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and Smith Barney Inc. are acting as U.S. Representatives (the "U.S. Representatives") and the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or part of the U.S. Underwriters' pro rata portion of up to 900,000 additional shares of Common Stock solely to cover overallotments, if any (the "U.S. Option Securities" and, together with the International Option Securities, the "Option Securities").
The Initial U.S. Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities".

     The International Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters", the Initial International Securities and the Initial U.S. Securities are hereinafter collectively called the "Initial Securities", and the International Securities and the U.S. Securities are hereinafter collectively called the "Securities".

     The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch..

     The Company and the Selling Stockholder understand that the International Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-46909) and pre-effective Amendment No. 1 thereto for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Terms Agreements. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Promptly after execution and delivery of this Agreement and the Terms Agreements, the Company will either (i) prepare and file a prospectus supplement in accordance with paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the
Securities: one relating to the International Securities (the "Form of International Prospectus") and one relating to the U.S. Securities (the "Form of U.S. Prospectus"). The Form of U.S. Prospectus is identical to the Form of International Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Federal Tax Consequences to Non-U.S. Holders.") The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective or included in a prospectus supplement filed in respect of such registration statement (a) pursuant to Rule 424(b) is referred to as "Rule 424(b) Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 424(b) Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement (as so amended, if applicable), including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 424(b) Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S.

Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 of the 1933 Act Regulations is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated April 13, 1998 and the preliminary International Prospectus dated April 13 , 1998, respectively, each together with the applicable Term Sheet and all references in this Agreement and the Terms Agreements to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement and the Terms Agreements, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of International Prospectus and Form of U.S. Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of International Prospectus and Form of U.S. Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

     SECTION 1.   Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Lead Managers, as of the date hereof, and to each International Manager, as of the date thereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each International Manager, as follows:

            (1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement and any post-effective amendments thereto (including, the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither of the Prospectuses nor any amendments or supplements thereto, at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the International Prospectus made in reliance upon and in conformity with information furnished in writing by any International Manager through the Lead Managers expressly for use in the Registration Statement or the Prospectuses.

            Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the International Prospectus delivered to the International Managers for use in connection with the offering of the International Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.



            (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and Prospectuses, when they became effective or at the time they were or hereafter are filed with the Commission, included the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectuses, at the date of the Prospectuses, and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery) did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (3) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the

     Prospectuses are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of Regulation S-X under the 1933 Act.

            (4) Financial Statements. The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectuses, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Registration Statement and Prospectuses present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated by reference in the Registration and the Prospectuses present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectuses. In addition, any pro forma financial statements of the Company and its Subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectuses present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise and (C) except for regular quarterly dividends on the common stock, par value $0.01 per share, of the Company (the "Common Stock") and on the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock"), in amounts per share that are consistent with past practice, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (6) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement and the applicable Terms Agreements. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

            (7) Good Standing of Subsidiaries. The only direct or indirect Subsidiaries of the Company are corporations listed on Schedule I hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"). Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectuses, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than the pledges to banks under the loan agreements of the Company. None of the outstanding shares of capital stock of the Subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

            (8) Capitalization. The issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances thereof, if any, contemplated under this Agreement and the U.S. Purchase Agreement, pursuant to employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses).

            (9) Authorization of Agreements. This Agreement and the U.S. Purchase Agreement have been, and the related Terms Agreements thereto, as of the date thereof, will have been, duly authorized, executed and delivered by the Company.

            (10) Authorization of Common Stock. The Securities being sold to the Underwriters pursuant to the respective Terms Agreements have been, or as of the date of the Terms Agreements will have been, duly authorized by the Company for issuance and sale to the International Managers pursuant to this Agreement and the International Terms Agreement and to the U.S. Underwriters pursuant to the U.S. Purchase Agreement and the U.S. Terms Agreement. Such Securities, when issued and delivered by the Company pursuant to this Agreement, the U.S. Purchase Agreement and the applicable Terms Agreements, against payment of the consideration therefore specified in such Terms

     Agreements, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party, or otherwise. No holder of the Securities will be subject to personal liability by reason of being such a holder.

            (11) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments"), except for such defaults as would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the U.S. Purchase Agreement and the applicable Terms Agreements and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectuses and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectuses (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Subsidiaries pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties, which violation would result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

            (12) Violation of Law. Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation might result in a Material Adverse Effect.

            (13) Absence of Proceedings. Except as disclosed in the Registration Statement and the Prospectuses, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary which is required to be disclosed in the Registration Statement and the Prospectuses (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets or properties of the Company and its Subsidiaries, considered as one enterprise, or the consummation of this Agreement, the U.S. Purchase Agreement and the applicable Terms Agreements or the transactions contemplated herein or therein. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective assets or properties is the subject which are not described in the Registration Statement and the Prospectuses, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (14) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required.

            (15) Descriptions of the Securities. The Securities being sold pursuant to the Terms Agreements, as of the date of the Prospectuses, will conform in all material respects to the statements relating thereto contained in the Prospectuses.

            (16) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, the U.S. Purchase Agreement or the Terms Agreements or in connection with the transactions contemplated under this Agreement, the U.S. Purchase Agreement or the Terms Agreements, except such as have been already obtained or as may be required under state securities laws.

            (17) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (18) Title to Property. The Company and its Subsidiaries have good and defensible title to their producing oil and gas properties, and any gas gathering properties that it owns, free and clear of all liens, encumbrances and defects, except (a) those described in the Registration Statement and the Prospectuses, (b) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (c) liens and encumbrances under operating agreements, unitization and pooling agreements, and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (d) liens, encumbrances and defects that do not in the aggregate materially affect the value of such oil and gas properties or gas gathering properties or materially interfere with the use made or proposed to be made of such properties by the Company and its Subsidiaries. Except to the extent described in the Registration Statement and the Prospectuses, the oil, gas and mineral leases, coal methane leases, options to lease, drilling concessions or other property interests therein held by the Company and its Subsidiaries reflect in all material respects the right of the Company and its Subsidiaries, as the case may be, to explore or receive production from the undeveloped properties described in the Registration Statement and the Prospectuses, and the care taken by the Company and its Subsidiaries with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other property interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons. All other leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement and the Prospectuses are in full force and effect, and neither the Company nor any of its Subsidiaries has actual notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

            (19) Tax Returns. All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

            (20) Environmental Laws. Except as described in the Registration Statement and the Prospectuses and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative order, consent, decree or judgment thereof, including any judicial or administrative order, consent, decree or judgment relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or Environmental Laws.

            (21) Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (22) Insurance. The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

            (23) No Stabilization. Neither the Company nor any of its officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (24) Investment Company Act; Public Utility Holding Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be (A) an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder (the "1940 Act") or (B) a "holding company" or "affiliate" of a "holding company" or "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, and the rules and regulations of the Commission promulgated thereunder (the "PUHCA").

            (25) Proved Reserve Estimates. The information supplied by the Company to the independent petroleum engineering consultants for the Company for purposes of preparing the reserve reports and estimates of such consultants included in the Registration Statement and the Prospectuses, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices; Miller and Lents, Ltd., independent petroleum engineers, who prepared estimates of the extent and value of proved oil and natural gas reserves of the Company are independent with respect to the Company. The proved reserve report and estimates relating to the East Texas Properties (as defined in the Prospectuses) as of December 31, 1997, included in the Registration Statement and the Prospectuses were, subject to the following sentence, true and correct in all material respects as of the date of the Prospectuses and were prepared by Company petroleum engineers in accordance with customary industry practices. Such proved reserve reports were based on information supplied to the Company by the owner of the East Texas Properties for the purposes of preparing such reserve reports and estimates, including, without limitation, production, costs of operation and development, current prices of production, agreements relating to current and future operations and sales of production, and, to the knowledge of the Company, such information was true and correct in all material respects.

            (26) No Outstanding Registration Rights. Other than the Registration Rights Agreement, dated as of May 11, 1993, among the Company and certain stockholders of the Company (the "Registration Rights Agreement") and certain registration rights granted in respect of a Warrant Agreement dated December 1, 1997 by and between the Company and Amoco Corporation, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company or any of its Subsidiaries, owned or to be owned, by such person or to require the Company to include such securities with any securities being registered pursuant to any registration statement filed by the Company under the 1933 Act.

            (27) Derivatives Business. The internal controls and policies used in connection with the natural gas derivatives business of the Company and each Subsidiary are reasonable and to the best knowledge of the Company, adequate in light of the business conducted.

            (28) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

            (29) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has violated (i) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees applicable to the Company or any of its Subsidiaries or (ii) any applicable wage or hour laws in any manner, which violation could reasonably be expected to have a Material Adverse Effect.

            (30) ERISA. The Company and each of its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its Subsidiaries would have any material liability; neither the Company nor any of its Subsidiaries has incurred or expects to incur material liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (31) Unlawful Contributions. Neither the Company nor any of its Subsidiaries, nor any director, officer, agent, employee or other person, acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any illegal bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

            (32) Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the

     Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company or any Subsidiary and delivered to Merrill Lynch, the Lead Managers or to counsel for the International Managers in connection with the offering of the International Securities shall be deemed a representation and warranty by the Company to each International Manager as to the matters covered thereby on the date of such certificate.

     (c) Representations and Warranties by the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter, as of the date hereof, and as of the Closing Time, and agrees with each Underwriter, as follows:

            (1) Authorization of Agreements. All consents, approvals, authorizations and orders necessary for the execution and delivery and performance by such Selling Stockholder of this Agreement and the Custody Agreement and Power of Attorney (collectively, the "Power of Attorney and Custody Agreement") hereinafter referred to, and for the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder free and clear of all adverse claims. The sale of the Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, or the agreement of partnership of such Selling Stockholder if such Selling Stockholder is a partnership, or the agreement or declaration of trust if such Selling Stockholder is a trust, or any statute or any order, rule or regulation of any court or government agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder.

            (2) Due Execution. This Agreement and the related International Terms Agreement has been duly executed and delivered by such Selling Stockholder.

            (3) Good Title. Such Selling Stockholder now has, and at the Closing Time (and at each Date of Delivery, if applicable) will have, good and valid title to the Securities being sold by such Selling Stockholder hereunder, free and clear of any pledge, lien, security interest, encumbrance, adverse claim or equity whatsoever, and now has and at the Closing Time (and at each Date of Delivery, if applicable) will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities being sold by such Selling Stockholder hereunder; and upon delivery of the Securities being sold by such Selling Stockholder hereunder and payment of the purchase price as herein contemplated, such Selling Stockholder will transfer to the several Underwriters good and valid title to such Securities free and clear of any pledge, lien, security interest, encumbrance, adverse claim or equity whatsoever, except liens placed thereon by the Underwriters. No person has any right to acquire from such Selling Stockholder any Securities to be sold hereunder and such Selling Stockholder is under no obligation, whether absolute or contingent, to sell any such Securities to any person, except as contemplated by this Agreement.

            (4) Restriction on Sale of Securities. During a period of 90 days from the date of the International Terms Agreement, such Selling Stockholder, if such Selling Stockholder owns shares of Common Stock immediately following the Closing Time (as hereinafter defined), will not, without the prior written consent of Merrill Lynch and Goldman Sachs, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

            (5) Accurate Disclosure. The Registration Statement, at the time it becomes effective and at Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, and at Closing Time, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall only apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information related to such Selling Stockholder furnished to the Company or the Underwriters in writing by such Selling Stockholder expressly for use in the Registration Statement or Prospectus.

            (6) Absence of Manipulation. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (7) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

            (8) No Association with NASD. Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member of the National Association of Securities Dealers, Inc.

            In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to Merrill Lynch prior to or at the Closing Time a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            The Selling Stockholders represents and warrants that Common Stock constituting all of the Securities to be sold by such Selling Stockholder hereunder are to be held in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to J. Richard Seeds and Louis G. Baldwin, and each of them as custodian (the "Custodian"), and that such Selling Stockholder has duly executed and delivered a Custody Agreement containing a power of attorney appointing J. Richard Seeds and Louis G. Baldwin , and each of them as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and a International Terms Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholder as provided in such International Terms Agreement, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Power of Attorney and Custody Agreement, such authority as is fully set forth in, and may be limited by, the Power of Attorney and Custody Agreement.

            The Selling Stockholder specifically agrees that the Securities to be held in custody for such Selling Stockholder under the Power of Attorney and Custody Agreement will be subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the power of attorney contained in the Power of Attorney and Custody Agreement, are to that extent irrevocable. The Selling Stockholders specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual

Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If the Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Securities hereunder, certificates representing the Securities shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Power of Attorney and Custody Agreements, and actions taken by the Attorneys-in-Fact pursuant to the powers of attorney in the Power of Attorney and Custody Agreements shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

            (d) Selling Stockholder's Certificates. Any certificate signed by such Selling Stockholder and delivered to the Managers or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

     SECTION 2.   Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. The several commitments of the International Managers to purchase the Initial International Securities pursuant to the International Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Option Securities. In addition, subject to the terms and conditions herein set forth, the Company grant an option to the International Managers, severally and not jointly, to purchase up to the number of International Option Securities to cover over-allotments at a price per International Option Security equal to the price per Initial International Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial International Securities but not payable on the International Option Securities. Such option will expire 30 days after the date of such Terms Agreements, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by Merrill Lynch to the Company setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time, date and place of payment and delivery for such International Option Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time (as hereinafter defined), unless otherwise agreed upon by Merrill Lynch and the Company. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities each such International Manager has severally agreed to purchase as set forth in such International Terms Agreement bears to the total number of Initial International Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number or aggregate principal amount, as the case may be, of International Option Securities.

     (c) Payment. Payment of the purchase price for, and delivery of, the Initial International Securities shall be made at the office of Kelly, Hart & Hallman, P.C., 201 Main Street, Suite 2500, Fort Worth, Texas 76102, or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch, the Selling Stockholder and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that the International Managers have exercised their option to purchase any or all of the International Option Securities, payment of the purchase price for, and delivery of such International Option Securities, shall be made at the above-mentioned offices of Kelly, Hart & Hallman, P.C., or at such other place as shall be agreed upon by Merrill Lynch and the Company, on the relevant Date of Delivery as specified in the notice from Merrill Lynch to the Company.

     Payment shall be made to the Company and the Selling Stockholder by wire transfer of immediately available funds to a bank account designated by the Company and the Custodian pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement against delivery to the Lead Managers for the respective accounts of the International Managers of the International Securities to be purchased by them. It is understood that each International Manager has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the International Securities to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

     (d) Denominations; Registration. The Initial International Securities and certificates therefor and the International Option Securities, if any, and certificates therefor shall be in such denominations and registered in such names as the Lead Managers may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The International Securities and certificates therefor and the International Option Securities, if any, and certificates therefor will be made available for examination and packaging by the Lead Managers in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with the Lead Managers and with each International Manager participating in the offering of International Securities, as follows:

            (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 415, Rule 424 and/or Rule 434, if and as applicable, of the 1933 Act Regulations and will notify Merrill Lynch immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectuses, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (b) Filing of Amendments. The Company will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet, or any amendment, supplement or revision to either the Prospectuses included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the International Managers shall reasonably object.

            (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Lead Managers and counsel for the International Managers, without charge, (i) signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein), (ii) copies of the Registration Statement and each amendment thereto in the form electronically filed with the Commission pursuant to EDGAR and (iii) signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The Registration Statement and any amendments or supplements thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) Delivery of Prospectus. The Company has delivered to each International Manager, without charge, as many copies of each preliminary prospectus as such International Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the U.S. Purchase Agreement, the Terms Agreements, the Registration Statement and the Prospectuses. If at any time when a Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Managers or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement any Prospectuses in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the International Managers, without charge, such number of copies of such amendment or supplement as the International Managers may reasonably request.

            (f) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

            (g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

            (h) Listing. The Company will use its best efforts to effect the listing of the Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

            (i) Restriction on Sale of Securities. During a period of 90 days from the date of the Terms Agreement, the Company will not, without the prior written consent of each of Merrill Lynch and Goldman Sachs, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any security convertible or exchangeable into or exercisable for Common Stock (except for Common Stock issued pursuant to this Agreement or pursuant to, or in connection with, employee benefit plans or the exercise of convertible securities).

            (j) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations and the obligations under this Agreement or the International Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the International Managers of this Purchase Agreement, the Terms Agreements, any Agreement Among Underwriters, and such other documents as may be required in connection with the purchase, sale, issuance or delivery of the International Securities, (iii) the preparation, issuance and delivery of the International Securities and certificates for the International Securities to the International Managers, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the International Securities to the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), (v) the printing and delivery to the U.S. Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectuses and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing of the International Securities, and (vii) the fees and expenses of the Attorneys-in-Fact and the Custodian under the Power of Attorney and Custody Agreement.

     (b) Expenses of the Selling Stockholder. The Selling Stockholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the International Managers, and their transfer between the International Managers pursuant to an agreement between such International Managers, and the fees and disbursements of its counsel and accountants.

     (c) Termination of Agreement. If the International Terms Agreement is terminated by the Lead Managers in accordance with the provisions of Section 5 or Section 9(b)(i) or Section 11 hereof, the Company [and the Selling Stockholder] shall reimburse the International Managers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

     SECTION 5. Conditions of International Managers' Obligations. The obligations of the International Managers to purchase and pay for the International Securities pursuant to the International Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any of its Subsidiaries or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

            (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Managers. A prospectus containing information relating to the description of the International Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2),
     (3), (4) or (5), as applicable, or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

            (b) Opinion of Counsel for Company. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Kelly, Hart & Hallman, P.C., counsel for the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the International Managers may reasonably request.

            (c) Opinion of Counsel for the Selling Stockholder. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Miller & Martin, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the Lead Managers, together with signed or reproduced copies of such letter for each of the other International Managers, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the International Managers may reasonably request.

            (d) Opinion of Counsel for International Managers. At Closing Time, the International Managers shall have received the favorable opinion, dated as of Closing Time, of Andrews & Kurth L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other International Managers with respect to the matters set forth in paragraphs (1), (2) (last sentence only), (4) (provided that the second clause thereof shall be rendered solely in respect of preemptive or other similar rights arising by operation of law or under the certificate of incorporation or bylaws of the Company), (6) (solely as to due authorization, execution and delivery by the Company of the Purchase Agreements and the Terms Agreements), (7) and the penultimate paragraph of Exhibit A hereto.

            (e) Officers' Certificate. At Closing Time, there shall not have been, since the date of the Terms Agreements or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the Company, executed by the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Company's knowledge, threatened by the Commission.

            (f) Certificate of Selling Stockholder. At Closing Time, the Lead Managers shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Stockholder, dated as of Closing Time, to the effect that
     (i) the representations and warranties of the Selling Stockholder contained in Section 1(c) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and
     (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions or its part to be performed under this Agreement at or prior to Closing Time.

            (g) Independent Engineer's Comfort Letters. At the time of the execution of the Terms Agreements, the Lead Managers shall have received from Miller & Lents, Ltd., independent petroleum engineers for the Company, a letter dated such date, in form and substance satisfactory to the Lead Managers.

            (h) Bring-down Comfort Letter. At Closing Time, the Lead Managers shall have received from Miller and Lents, Ltd. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5.

            (i) Accountant's Comfort Letters. At the time of the execution of the Terms Agreements, the Lead Managers shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Lead Managers, together with signed or reproduced copies of such letter for each of the International Managers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information in the Registration Statement and the Prospectuses.

            (j) Bring-down Comfort Letter. At Closing Time, the Lead Managers shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

            (k) Approval of Listing. At Closing Time, the Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the International Terms Agreement.

            (l) Lock-up Agreements. On the date of the Terms Agreements, the Lead Managers shall have received, in form and substance satisfactory to them, each lock-up agreement, if any, specified in the Terms Agreements as being required to be delivered by the persons listed therein.

            (m) Purchase of Initial U.S. Securities. Contemporaneously with the purchase by the International Managers of the Initial International Securities under this Agreement, the U.S. Underwriters shall have purchased the Initial U.S. Securities under the U.S. Purchase Agreement.

            (n) Conditions to Purchase of International Option Securities. If the International Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company and the Selling Stockholder contained herein and the statements in any certificates furnished by the Company and/or the Selling Stockholder hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Lead Managers shall have received:

                  (1) Officers' Certificate. A certificate, dated such Date of Delivery, of the Company, executed by the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (2) Certificate of Selling Stockholder. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of the Selling Stockholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (3) Opinion of Counsel for Company. The favorable opinion of Kelly, Hart & Hallman, P.C., counsel for the Company, in form and substance satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (4) Opinion of Counsel for Underwriters. The favorable opinion of Andrews & Kurth L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the International Option Securities and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (5) Bring-down Comfort Letter. A letter from Arthur Andersen LLP, substantially in the same form and substance as the letter furnished to the Lead Managers pursuant to Section 5(h) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

            (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the International Managers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the International Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the International Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Lead Managers and counsel for the International Managers.

            (p) Termination of Terms Agreements. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement and the International Terms Agreement (or, with respect to the International Managers' exercise of any applicable over-allotment option for the purchase of International Option Securities on a Date of Delivery after the Closing Time, the obligations of the International Managers to purchase the International Option Securities on such Date of Delivery) may be terminated by the Lead Managers by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

     SECTION 6.   Indemnification.

            (a) Indemnification of Underwriters by the Company. (1) The Company agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred
            (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to an Underwriter with respect to any preliminary Prospectus or Prospectuses to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus as then amended or supplemented if (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted form an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus or Prospectuses which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale of Securities to such person and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

            (b) Indemnification of the Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or
     Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto, including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable,) or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information related to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); provided, however, that the liability of such Selling Stockholder under this subsection (b) shall be limited to the aggregate gross proceeds received by such Selling Stockholder pursuant to the sale of its Securities hereunder.

            (c) Indemnification of Company, Directors and Officers and Selling Stockholder. Each International Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

            (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) and 6(c) above, counsel to the indemnified parties shall be selected by the Company and the Selling Stockholder, respectively. In the case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
     Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel for all indemnified parties (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if
     (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the International Managers, on the other hand, from the offering of the International Securities pursuant to the Terms Agreements or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and of the International Managers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the International Managers, on the other hand, in connection with the offering of the International Securities pursuant to the applicable Terms Agreements shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such International Securities (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheets bear to the aggregate public offering price of such International Securities as set forth on such cover.

     The relative fault of the Company and the Selling Stockholder, on the one hand, and the International Managers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Stockholder and the International Managers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1993 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder. The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of International Securities set forth opposite their respective names on the International Terms Agreement, and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the International Terms Agreement or in certificates of officers of the Company or any of its Subsidiaries or the Selling Stockholder submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of and payment for the International Securities.

     SECTION 9.   Termination.

            (a) Purchase Agreement. This Agreement (excluding the Terms Agreements) may be terminated for any reason at any time by the Company or by the Lead Managers upon the giving of 30 days' prior written notice of such termination to the other party hereto or as otherwise provided for herein.

            (b) Terms Agreement. The Lead Managers may terminate the International Terms Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of the Terms Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
     (ii) there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, Inc., or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for the prices have been required, by either of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities.

            (c) Liabilities. If this Agreement or the International Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in
     Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the International Managers. If one or more of the International Managers shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Securities which it or they are obligated to purchase under the applicable Terms Agreements (the "Defaulted Securities"), then the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date pursuant to such International Terms Agreement, the non-defaulting International Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreements bear to the underwriting obligations of all non-defaulting International Managers, or

            (b) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date pursuant to such International Terms Agreement, this Agreement (or, with respect to the International Managers' exercise of the over-allotment option for the purchase of International Option Securities on a Date of Delivery after the Closing Time, the obligations of the International Managers to purchase, and the Company to sell, such International Option Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting International Manager.

     No action taken pursuant to this Section 10 shall relieve any defaulting International Manager from liability in respect of its default.

     In the event of any such default which does not result in (i) a termination of the Terms Agreements or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the International Managers to purchase and the Company to sell the relevant International Option Securities, as the case may be, either the Lead Managers or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for an International Manager under this Section 10.

     SECTION 11. Default by the Selling Stockholder or the Company. (a) If the Selling Stockholder shall fail at Closing Time or at the Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder is obligated to sell hereunder, then the Company shall have the right, to the extent permitted under the 1933 Act and the 1933 Act Regulations, to increase the number of shares of Common Stock to be sold by it hereunder to equal the number to be sold by the Company and the Selling Stockholder as set forth in this Agreement, in which event the terms "Initial Securities" and "Securities" as used herein shall be deemed to include the additional shares of Common Stock to be sold by the Company; provided, however, that the Company shall have the right set forth in this sentence only if the Company (i) amends or supplements the Prospectus, to the extent required under the 1933 Act and the 1933 Act Regulations, to reflect such increase in shares of Common Stock to be sold by the Company and (ii) prior to the Closing Time, provides copies of such amended Prospectus or supplement thereto to the International Managers on a timely basis and in sufficient quantities in order for the Underwriters to comply with all prospectus delivery obligations in connection therewith. If the Selling Stockholder shall fail at Closing Time to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder and the Company does not exercise the right granted to it pursuant to the immediately preceding sentence, then the International Managers may, at the option of the Lead Managers, by notice from the International Managers to the Company, either
(a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 4, 6 and 7 shall remain in full force and effect or (b) elect to purchase the Securities which the Company has agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by the Selling Stockholder as referred to in this
Section 11, each of the Lead Managers, and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of Ira Green, Vice President with a copy to Goldman Sachs International, Equity Capital Market, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England, telex: 940 12165, fax: 071 774 1550; and notices to the Company shall be directed to it at 810 Houston Street, Suite 2000, Fort Worth, Texas 76102, Attention: Secretary,
(817) 876-8200.

     SECTION 13. Parties. This Agreement and the International Terms Agreements shall inure to the benefit of and be binding upon the Company, the Selling Stockholder, the Lead Managers and, upon execution of the International Terms Agreement, the other International Managers and their respective successors. Nothing expressed or mentioned in this Agreement or the International Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers, the Selling Stockholder and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the International Terms Agreement or any provision herein contained. This Agreement and the International Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Securities from any International Manager shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE INTERNATIONAL TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Effect of Headlines. The Article and Section headings herein and any table of contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement among the International Managers, the Company and the Selling Stockholder in accordance with its terms.

                                    Very truly yours,

                                    CROSS TIMBERS OIL COMPANY


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    JOHN T. LUPTON TRUST


                                    By:
                                        ----------------------------------------
                                        As Attorney-in-Fact acting on behalf of
                                        the Selling Stockholder



CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH INTERNATIONAL
GOLDMAN SACHS INTERNATIONAL
BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
                    INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.

  By:  MERRILL LYNCH INTERNATIONAL


       By:
           ---------------------------
           Authorized Signatory

For themselves and as the Lead Managers of the other U.S.
Underwriters named in the International Terms Agreement.

                                                                      SCHEDULE A



                                              Initial
International Managers               International Securities
----------------------               ------------------------

Merrill Lynch International.................  250,000
Goldman Sachs International.................  250,000
Bear, Stearns International Limited.........  250,000
Donaldson, Lufkin & Jenrette International..  250,000
Lehman Brothers International (Europe)......  250,000
Smith Barney Inc............................  250,000
                                              -------
                                              1,500,000

                                                                      SCHEDULE I



                             LIST OF SUBSIDIARIES
                         OF CROSS TIMBERS OIL COMPANY


Cross Timbers Operating Company (Texas)
Cross Timbers Energy Services, Inc. (Texas)
Cross Timbers Trading Company (Texas)
Ringwood Gathering Company (Delaware)
Timberland Gathering & Processing Company, Inc. (Texas)
WTW Properties, Inc. (Texas)

                                                                       EXHIBIT A



                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)



     1. The Company was incorporated, exists and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; the Company is qualified to do business and is in good standing in the several states set forth on Exhibit A to such opinion; and we have no knowledge that the nature of the properties of the Company or the conduct of its business requires such qualification in other jurisdictions or places, except in such jurisdictions or places in which the Company is subject to no material liability or disability by reason of its failure to be so qualified.

     2. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.01 per share, and 25,000,000 shares of preferred stock, par value $.01 per share; the issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectuses (except for subsequent issuances or purchases pursuant to employee benefit plans or the exercise of convertible securities); and the Common Stock conforms in all material respects as to legal matters to the description thereof incorporated by reference into, and included under the caption "Description of the Common Stock" in, the Registration Statement. The form of certificate used to evidence the Common Stock is in proper form and complies with all applicable statutory requirements.

     3. All shares of the issued and outstanding Common Stock have been authorized and validly issued and are fully paid and non-assessable.

     4. The Common Stock to be sold by the Company has been authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements and, when issued and delivered by the Company pursuant to the Purchase Agreements against payment therefor in accordance with the terms of the Purchase Agreements, will be validly issued, fully paid and non-assessable; and the issuance of such Common Stock is not subject to any preemptive or similar rights, whether arising by operation of law, under the Restated Certificate of Incorporation or Bylaws of the Company or, to our knowledge, any agreement or other instrument to which the Company is a party or by which it may be bound.

     5. Each subsidiary of the Company was incorporated, exists and is in good standing under the laws of the State of Texas or Delaware, as applicable, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each subsidiary of the Company is qualified as a foreign corporation to transact business and is in good standing in the jurisdictions set forth on Exhibit B to such opinion; we have no knowledge that the nature of the properties of any subsidiary or the conduct of their respective businesses requires such qualification in other jurisdictions or places, except in such jurisdictions or places in which the relevant subsidiary is subject to no material liability or disability by reason of its failure to be so qualified; and all the issued and outstanding capital stock of each subsidiary has been authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company, directly or through subsidiaries, free of any adverse claim within the meaning of Article 8 of the Uniform Commercial Code.

     6. The Company has corporate power and authority to enter into the Purchase Agreements and the Terms Agreements, and the Purchase Agreements and the Terms Agreements have been authorized, executed and delivered by the Company.

     7. The Registration Statement has become effective under the Securities Act, and we have no knowledge of the issuance of any stop order suspending the effectiveness of the Registration Statement or any proceedings for such purpose pending before, or contemplated by, the Commission.

     8. At the time the Registration Statement became effective and at the date hereof, the Registration Statement (other than the financial statements and the supporting schedules included therein, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the regulations thereunder.

     9. We have no knowledge of any legal or governmental proceedings, including ordinary routine litigation incidental to the Company's business, pending or threatened, that are required to be disclosed in the Registration Statement, other than those discussed therein or that, considered in the aggregate, would be material.

     10. The descriptions in the Prospectuses relating to the revolving credit agreement and other material agreements or legal proceedings and, with respect to the International Prospectus, under the caption "Certain United States Federal Income Tax Consequences to Non-U.S. Holders," to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by us and are correct in all material respects.

     11. We have no knowledge (a) of any contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto or (b) that any default exits in the due performance or observance by the Company of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, or filed or incorporated by reference.

     12. No consent, approval, authorization or order of any court or governmental agency or body is required in connection with the offering, issuance or sale by the Company of the Common Stock to the Underwriters pursuant to the Purchase Agreements, except such as have been obtained under the Securities Act and such as may be required under state securities laws.

     13. We have no knowledge that the execution, delivery and performance of the Purchase Agreements and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder will conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or that any such action will result in any violation of the provisions of the Restated Certificate of Incorporation or Bylaws of the Company, or any applicable law, administrative regulation or administrative or court decree.

     14. We have no knowledge that any persons have registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except (i) pursuant to the Registration Rights Agreement dated May 11, 1993 among the Company and certain of its stockholders (the "Registration Rights Agreement") and (ii) if the warrants issued to Amoco Corporation are exercised, pursuant to the Warrant Agreement dated September 30, 1997; the Company has complied with all provisions of the Registration Rights Agreement with respect to the Registration Statement and no stockholder has any right to require the registration of any securities under the Securities Act pursuant to the Registration Statement except for the Common Stock being sold to the Underwriters by the Selling Stockholder.

     15. Each document filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") (other than the financial statements and the financial statement schedules included therein, as to which we express no opinion) and incorporated or deemed to be incorporated by reference in the Prospectuses complied when so filed as to form in all material respects with the Exchange Act and the regulations thereunder.

     16. A Custody Agreement has been executed and delivered by the Selling Stockholder and the Custodians, and the Custody Agreement constitutes a legal, valid and binding agreement of the Custodians and the Selling Stockholder enforceable in accordance with its terms; the Purchase Agreements have been executed and delivered by J. Richard Seeds and Louis G. Baldwin, as attorneys-in-fact for, and on behalf of, the Selling Stockholder and constitute legal, valid and binding agreements of the Selling Stockholder enforceable in accordance with their terms, except as rights to indemnification and contribution under the Purchase Agreements may be limited by applicable laws.

            17. We have no knowledge of any consent, approval, authorization or order of any court or governmental agency or body that is required for the consummation of the transactions contemplated by the Purchase Agreements in connection with the Common Stock to be sold by the Selling Stockholder pursuant to the Purchase Agreements, except such as have been obtained under the Securities Act and such as may be required under state securities laws.

            18. Immediately prior to the date hereof, the Selling Stockholder was the record owner of the Common Stock to be sold on the date hereof by the Selling Stockholder under the Purchase Agreements, and upon payment by the Underwriters for such Common Stock in accordance with the Purchase Agreements, the Underwriters will own such Common Stock free of any adverse claim within the meaning of Article 8 of the Uniform Commercial Code.

     Although we are not passing on, and do not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and Prospectuses (except with respect to paragraphs 2, 8, 10 and 15 above), we advise you that on the basis of our participation in conferences with the officers and employees of the Company, and representatives of, and counsel for, the Underwriters at which the contents of the Registration Statement were discussed, no facts have come to our attention that lead us to believe that the Registration Statement (including information deemed to be part of the Registration Statement pursuant to Rule 434, but excluding financial statements, the notes thereto and the related schedules and other financial data included therein or incorporated by reference therein and information relating to estimated natural resource reserves, the estimated future net revenues therefrom and the discounted present value of such estimated future net revenues included therein or incorporated by reference therein, as to which we have not been asked to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (other than the financial statements, the notes thereto and the related schedules and other financial data included therein or incorporated by reference therein and information relating to estimated natural resource reserves, the estimated future net revenues therefrom and the discounted present value of such estimated future net revenues included therein or incorporated by reference therein, as to which we have not been asked to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that (i) it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or (ii) with respect to any opinions expressed to the knowledge of such counsel, such knowledge is restricted to matters known by a limited number of attorneys of such counsel.

                                                                       EXHIBIT B

            FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

               (i) A Custody Agreement has been duly executed and delivered by the Selling Stockholder and such Custody Agreement constitutes a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms; and the execution and delivery of this Agreement has been duly authorized by the Selling Stockholder and, when executed and delivered by the Custodian as attorney-in-fact for, and on behalf of, the Selling Stockholder, will constitute a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms (such counsel may except from the opinion in this clause the application of bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and may limit such opinion with respect to the availability of equitable remedies and the enforceability of provisions providing for indemnification for violations of federal securities laws);

               (ii) The sale of the Securities to be sold by the Selling Stockholder hereunder, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the certificate or articles of incorporation or by-laws of the Selling Stockholder, if such Selling Stockholder is a corporation, the agreement of partnership of such Selling Stockholder, if such Selling Stockholder is a partnership, or the agreement or declaration of trust of such Selling Stockholder, if such Selling Stockholder is a trust, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (iii) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency is required for the consummation of the transactions contemplated by this Agreement in connection with the Securities to be sold by the Selling Stockholder hereunder, except such as have been obtained under the 1933 Act and such as may be required under state securities laws in connection with the purchase and distribution of such Securities by the Underwriters;

               (iv) Immediately prior to Closing Time, the Selling Stockholder had good and valid title to the Securities to be sold at Closing Time by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder; and

               (v) Good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Securities in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and in rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Securities to be sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate.


                                      B-2